UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2018

IDEAL POWER INC.

(Exact name of registrant as specified in charter)

Delaware	001-36216	14-1999058
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4120 Freidrich Lane, Suite 100

Austin, Texas 78744

(Address of principal executive offices, including zip code)

(512) 264-1542

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 10, 2018, Ideal Power Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2018. The press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in its entirety into this Item 2.02. The press release contains forward-looking statements regarding the Company, and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

The Company will host a conference call with investors to discuss the results. The conference call will begin at 4:30 p.m. Eastern time on Thursday, May 10, 2018. The call may be accessed in the U.S. by dialing 1-800-289-0438 and entering the passcode: 4731445. A webcast of the call may be found at http://public.viavid.com/player/index.php?id=129608. Investors can submit questions to the Company via email at IPWR@mzgroup.us. The webcast replay will be available on the Company’s website, www.idealpower.com.

The information furnished under this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, or otherwise subject to the liabilities of that Section. The information in this Item 2.02, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1	Press release issued May 10, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEAL POWER INC.

Date: May 10, 2018	By:	/s/ Timothy Burns
Timothy Burns
Chief Financial Officer